Other Non-Current Assets (Tables)	9 Months Ended
Sep. 30, 2019
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Components of Other Non-current Assets

Other non-current assets comprise of the following:

(in thousands of $)	September 30, 2019	December 31, 2018
Oil derivative instrument (1)	43,925	84,730
Operating lease right-of-use-assets (2)	10,695	—
Investment in OLT-O (3)	—	7,347
Other non-current assets (4)	20,475	40,729
Mark-to-market interest rate swaps valuation	—	6,298
	75,095	139,104

(1) "Oil derivative instrument" refers to a derivative embedded in the Hilli LTA. See note 2 for further details.

(2) Following the adoption of ASC 842, the balance sheet presents right-of-use-assets which mainly comprise of our office leases. This standard has been adopted under a modified retrospective transition approach as of January 1, 2019.

(3) Investment in OLT-O refers to our investment in an Italian incorporated unlisted company which is involved in the construction, development, operation and maintenance of a FSRU terminal to be situated off the Livorno coast of Italy, representing a 2.7% interest in OLT-O’s issued share capital. In May 2019, a major shareholder sold its shareholding which triggered a re-assessment of the carrying value of our investment in OLT-O. This resulted in an impairment charge of $7.3 million for the write down of the carrying value in our investment in OLT-O.

(4) "Other non-current assets" as of September 30, 2019 includes payments made for long lead items ordered in preparation for the conversion of the Viking into an FSRU. As of September 30, 2019 the aggregate carrying value of Viking long lead items was $11.2 million